SUMMARY PROSPECTUS ï DECEMBER 30, 2009 Van Kampen Core Growth Fund

Class / Ticker  A VCOAX  B VCOBX  C VCOCX  I VCOIX  R VCORX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/coregrowth. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated December 30, 2009, the Fund’s audited financial statements for the fiscal year ended August 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated August 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 10 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I	Class R
	Shares	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	5.00%[1]	1.00%[2]	None	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%

Other expenses	10.97%	10.63%	10.52%	11.03%	11.03%

Total annual fund operating expenses	11.97%	12.38%	12.27%	11.78%	12.28%

Fee waiver and/or expense reimbursement[3]	10.67%	10.33%	10.22%	10.73%	10.73%

Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.30%	2.05%	2.05%	1.05%	1.55%

1	The maximum deferred sales charge is 5.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses. The fee waivers and/or other expense reimbursements are expected to continue (such that the total annual fund operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$700	$963	$1,247	$2,053

Class B Shares	$708	$943	$1,253	$2,187

Class C Shares	$308	$643	$1,103	$2,379

Class I Shares	$107	$334	$579	$1,283

Class R Shares	$158	$490	$845	$1,845

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$700	$963	$1,247	$2,053

Class B Shares	$208	$643	$1,103	$2,187

Class C Shares	$208	$643	$1,103	$2,379

Class I Shares	$107	$334	$579	$1,283

Class R Shares	$158	$490	$845	$1,845

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of large capitalization companies. Under current market conditions, the Fund’s investment adviser generally defines large capitalization companies as those companies having market capitalizations, at the time of investment, similar to those in the Russell 1000® Index (which consists of companies whose market capitalizations exceed $829 million as of May 31, 2009). The Fund’s investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the Fund’s investment adviser seeks to invest in large capitalization companies with strong name recognition and sustainable competitive advantages. The Fund’s investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Fund’s investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund may invest up to 35% of its total assets in securities of foreign issuers and may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

•	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

•	Risks of investing in real estate investment trusts (“REITs”). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Performance Information
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns, and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund and the Fund’s web site will also contain certain performance information.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

	Title with	Date Began
Name	Adviser	Managing Fund

Dennis P. Lynch	Managing Director	2008

David S. Cohen	Managing Director	2008

Sam G. Chainani	Managing Director	2008

Alexander T. Norton	Executive Director	2008

Armistead B. Nash	Executive Director	2008

Jason C. Yeung	Executive Director	2008

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares and Class R Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares and Class R Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is a taxable event for shares held in taxable accounts. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: CGSUM 12/09